UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 26, 2004

THE ADVISORY BOARD COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-33283 (Commission File No.)	52-1468699 (IRS Employer Identification No.)

2445 M Street, NW, Washington, D.C. 20037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (202) 266-5600

ITEM 12.   Results of Operations and Financial Condition.

In a press release on July 26, 2004, The Advisory Board Company (the “Company”) announced and commented on its financial results for the first fiscal quarter ending June 30, 2004, and provided a financial outlook for the remainder of calendar year 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADVISORY BOARD COMPANY
By:	/s/ David L. Felsenthal
David L. Felsenthal
Chief Financial Officer, Secretary and Treasurer

Date: July 26, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release Dated July 26, 2004